UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 7, 2022

BITNILE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NILE	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	NILE PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 6, 2022 (the “Effective Date”), BitNile, Inc., a Delaware corporation (“BitNile”) and wholly owned subsidiary of BitNile Holdings, Inc., a Delaware corporation (the “Company”) entered into a Master Services Agreement (the “Hosting Agreement”) with Agora Digital Holdings Inc. (“Agora”) providing for the hosting by Agora of Bitcoin miners owned by BitNile.

Pursuant to the Hosting Agreement, Agora will provide 12 megawatts (“MWs”) of power, which is expected to host approximately 3,750 S19j Pro Antminers (the “Miners”) owned by BitNile for a period of one (1) year, which will automatically renew for an additional year unless BitNile provides Agora written notice of termination at least 30 days before the end of the initial year or any subsequent yearly renewal. BNI has the right to terminate the service order for any reason, which would terminate the Hosting Agreement, upon 60 days’ notice. Agora does not have the right to terminate the Hosting Agreement, except in very limited circumstances relating to BitNile materially breaching the Hosting Agreement and failing to cure within the cure period, BitNile ceasing to carry on business, or BitNile filing for bankruptcy or making a general assignment for the benefit of creditors.

BitNile agreed to reimburse Agora for the actual monthly cost of all kilowatt hours (“kWh”) of energy consumed by the Miners, plus a service fee per kWh utilized, which will be invoiced monthly in arrears. At BNI’s direction but at Agora’s expense, an additional sixty-six (66) MWs of power to be made available as determined by Agora, BNI and the electrical provider.

Under the Hosting Agreement, Agora is required to raise at least $5 million in capital within 45 days of the Effective Date, of which a sufficient amount, as reasonably determined by BNI, is required to be funded within 10 days of the Effective Date. In addition, pursuant to the Hosting Agreement, Agora is obligated to make 4 MWs of power Available for Use (as defined in the Hosting Agreement) no later than 20 days after the Effective Date and 12 MWs of power Available for Use no later than 60 days after the Effective Date. If Agora fails to raise the required capital or make power Available for Use by the deadline dates, BNI has the right to immediately terminate the Hosting Agreement, and Agora will reimburse BNI for all out-of-pocket expenses through the date of termination, as well as the cost to relocate the Miners to another hosting facility.

The foregoing description of the Hosting Agreement does not purport to be complete and is qualified in its entirety by reference to the form which is annexed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 7.01	Regulation FD Disclosure

On December 7, 2022, the Company issued a press release announcing the entering into of the Hosting Agreement with Agora. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of Master Service Agreement.*

99.1	Press Release, issued December 7, 2022.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

* Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant treats as private or confidential. A copy of omitted information will be furnished to the Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE HOLDINGS, INC.

Dated: December 7, 2022	/s/ Henry Nisser Henry Nisser President and General Counsel